PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |x|
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Check the appropriate box:
|_|  Preliminary Proxy Statement
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     14a-6(e)(2)
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|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
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     14a-6(i)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     previously. Identify the previous filing by registration statement number,
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

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 13, 2005

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the shareholders (the "Shareholders") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 2:00 p.m., local time, on December 13, 2005, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas
          V. Geimer, A. Alexander Arnold III and Charles E. Gerretson.

     2. To ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2006.

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on October 31, 2005, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting in person.

                                         By Order of the Board of Directors


                                         Thomas V. Geimer, Chairman of the Board


November 8, 2005
Denver, Colorado






IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                       7000 North Broadway, Building 3-307
                                Denver, CO 80221

                                 PROXY STATEMENT
                             Dated November 8, 2005

                         ANNUAL MEETING OF SHAREHOLDERS
                     FOR THE FISCAL YEAR ENDED JULY 31, 2005
                         TO BE HELD ON DECEMBER 13, 2005

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders for the fiscal year ended July 31, 2005, to be held at 2:00 p.m., local time, on December 13, 2005, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about November 13, 2005.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on October 31, 2005 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock of the Company held by them on such date at the Annual Meeting or any and all adjournments thereof. As of the Record Date, there were 9,971,121 shares of Common Stock issued and outstanding with 1,129,110 shares held in a Rabbi Trust by the Company for the benefit of Thomas V. Geimer. Mr. Geimer does not have voting power over the shares that are held in the Rabbi Trust. As a result, there are 8,842,011 shares entitled to vote at the Company's Annual Meeting. There was no other class of voting securities outstanding as of the Record Date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Annual Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to (i) elect each of the three nominees for directors of the Company and (ii) ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2006.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card will vote "FOR" each proposal to be considered by the Shareholders at the Annual Meeting or, if no such recommendation is given, in their own discretion. The Company's executive officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 9.48% as of October 12, 2005, of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Annual Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Annual Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Representatives from Comiskey & Company, P.C. are expected to attend the Annual Meeting. As a result, the Company anticipates that a representative from Comiskey & Company, P.C. will be available to make a statement or respond to any questions at the Annual Meeting.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 12, 2005 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group. The calculation excludes 1,129,110 shares which are held by the Rabbi Trust for the benefit of Thomas V. Geimer. Further, Mr. Geimer does not have voting power over the shares that are held in the Rabbi Trust. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole dispositve power with respect to the shares shown.

     Name and Address of Beneficial Owner         Shares Beneficially Owned
     ------------------------------------         -------------------------
                                                  Number            Percent
                                                  ------            -------

     Thomas V. Geimer (1)                         348,700            3.40%
     7000 North Broadway, Building 3-307
     Denver, Colorado 80221

     A. Alexander Arnold III(2)                   868,000            8.64%
     845 Third Ave., 6th Floor
     New York, NY 10021

     Charles E. Gerretson(3)                      128,150            1.28%
     7000 North Broadway, Building 3-307
     Denver, Colorado 80221

     David Howson(4)                               300,000            2.92%
     7000 North Broadway, Building 3-307
     Denver, Colorado 80221

     Executive Officers and Directors            1,644,850           15.44%
     as a Group (4 persons)

-----------------------------
(1) Does not include 1,129,110 shares, which were purchased by Mr. Geimer upon exercise of warrants and options. Mr. Geimer exercised these options and warrants on October 14, 1997, and simultaneously contributed the shares acquired to a Rabbi Trust. Includes 300,000 shares, which may be purchased by Mr. Geimer upon exercise of options. Includes 400 shares held in brokerage accounts for Mr. Geimer's children, in which Mr. Geimer has the power and authority to dispose of the shares held by these accounts.
(2) Includes 730,000 shares held by four trusts. Mr. Arnold merely serves as trustee for each of those trusts, but is not a beneficiary of and has no pecuniary interest in any of those trusts. Also includes 63,000 shares held in investment advisory accounts for which Mr. Arnold serves as the investment advisor. Also includes 75,000 shares, which may be purchased by Mr. Arnold upon exercise of options.
(3) Includes: (i) 103,250 shares owned directly by Mr. Gerretson and (ii) 10,000 shares, which may be purchased by Mr. Gerretson upon exercise of options which options expire on March 15, 2015. Also includes 14,900 shares held in brokerage and retirement accounts of individuals in which Mr. Gerretson has the power and authority to dispose of the shares held by these accounts.
(4) Includes 300,000 shares, which may be purchased by Mr. Howson upon exercise of options which options expire on March 15, 2015, of which 75,000 stock options shall vest if and only if prior to the expiration date of the Options, the Company closes on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company's shareholders receive aggregate consideration at closing equal to or greater than $250,000,000.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors currently consists of three members, each of whom is proposed for election at the Annual Meeting.

     The Board of Directors maintains a Compensation Committee and an Audit Committee. The Audit Committee and Compensation Committee is comprised of Messrs. Arnold and Gerretson, the Company's independent directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee's financial expert is Charles E. Gerretson. The board of directors does not have a Nominating Committee or any committee performing similar functions and the Board of Directors participates in the consideration of new nominees as members of the Board of Directors.

     During the fiscal year ended July 31, 2005, the board of directors held one board meeting with all board members present. The Audit Committee held five meetings with no director attending fewer than 75% of the aggregate of all the meetings of the Audit Committee. The Compensation Committee held one meeting during the fiscal year ended July 31, 2005 with both members present.

     The Audit Committee has also discussed with Comiskey & Company, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Comiskey & Company, P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Comiskey & Company, P.C. their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2005 filed with the Securities and Exchange Commission.

     As noted above, the members of the Audit Committee are A. Alexander Arnold III and Charles E. Gerretson, both of whom are independent directors as defined in Section 121 of the American Stock Exchange listing standards, as applicable and as may be modified or supplemented.

     Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee. Effective November 3, 2005, the Audit Committee adopted a revised written charter for the Audit Committee, a copy of which is attached to this Proxy Statement at Appendix A.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services in all capacities to the Company in the three fiscal years ended July 31, 2005, 2004 and 2003, of Thomas V. Geimer and David C. Howson, the Company's most highly compensated executive officers.

                                      Annual Compensation                   Long Term Compensation
--------------------------- ----------------------------------------- ------------------------------------
--------------------------- ---------- -------------- --------------- ----------------- ------------------
Name and                    Fiscal        Salary          Other       Other Annual         Securities
Principal Position           Year                                     Compensation         Underlying
                                                                                             Options
--------------------------- ---------- -------------- --------------- ----------------- ------------------
--------------------------- ---------- -------------- --------------- ----------------- ------------------
Thomas V. Geimer            2005       $165,000       $75,000(1)      $      --                --
  Chief Executive           2004       $165,000       $75,000(1)      $      --                --
  Officer and Chief         2003       $142,500       $75,000(1)      $      --                --
  Financial Officer
--------------------------- ---------- -------------- --------------- ----------------- ------------------
--------------------------- ---------- -------------- --------------- ----------------- ------------------

David C. Howson             2005       $120,000            --         $      --            300,000 (4)
  President                 2004       $102,039(2)         --         $      --                --
                            2003       $ 95,500(3)         --         $      --                --
--------------------------- ---------- -------------- --------------- ----------------- ------------------

----------------------------
(1)  Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during each of the fiscal years ended July 31, 2005, 2004 and 2003.
(2)  Includes $66,500 paid to Mr. Howson as a consultant from August 1, 2003 to
     March, 2004.
(3)  For services performed as a consultant to the Company.
(4)  Options at $2.57, of which 225,00 are vested and are 75,000 unvested.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth information concerning options granted during the fiscal year ended July 31, 2005 to either Thomas V. Geimer or David
C. Howson.

----------------------- --------------------- --------------------- --------------------- ---------------------
                        Number of             % of Total Options
                        Securities            Granted to                  Exercise             Expiration
      Name              Underlying Options    Employees in Fiscal           Price                 Date
                        Granted               Year
----------------------- --------------------- --------------------- --------------------- ---------------------
David C. Howson               225,000                69.8%                 $ 2.57            March 15, 2015

                             75,000 (1)              23.3%                 $ 2.57            March 15, 2015
----------------------- --------------------- --------------------- --------------------- ---------------------

(1) The 75,000 stock options shall vest if and only if prior to the expiration date of the Options, the Company closes on a transfer for the sale of the Company assets or the acquisition of the Company in which the Company's shareholders receive aggregate consideration at closing equal to or greater than $250,000,000.

                                       5

Option Values

The following table provides certain information concerning the fiscal year end value of unexercised options held by Mr. Geimer and Mr. Howson.

                            Aggregated Option Exercises in 2005 Fiscal Year
                                   and Fiscal Year End Option Values

                     Shares                         Number of Unexercised         Value of Unexercised
                     Acquired on      Value         Options at Fiscal Year        In-the-Money Options
Name                 Exercise         Realized      End                           Fiscal Year End(1)
------------------------------------------------------------------------------------------------------
                                                    Exer-            Unexer-      Exer-        Unexer-
                                                    cisable          cisable      cisable      cisable
                                                    -------          -------      -------      -------

Thomas V. Geimer         0              0           300,000               0       $487,000          $0

David Howson             0              0           225,000          75,000       $189,000     $39,000

---------------------------

     (1) Value calculated by determining the difference between the closing sales price on July 29, 2005, of $3.09 per share and the exercise price of the options. Fair market value was not discounted for restricted nature of any stock purchased on exercise of these options.

Employment Agreement

     Effective December 1, 2002, we entered into an employment agreement with our Chairman, Chief Executive Officer and Chief Financial Officer and Secretary, Mr. Thomas V. Geimer. The agreement was negotiated and approved by the Compensation Committee. The agreement provides for an annual base salary of $165,000 with annual deferred compensation of $75,000. The agreement expires on December 31, 2007. In the event of termination by mutual agreement, termination "with cause," as defined in the agreement, death or permanent incapacity or voluntary termination, Mr. Geimer or his estate would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement. In the event of termination "without cause," as defined in the agreement, Mr. Geimer would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement and an amount equal to the greater of Mr. Geimer's annual base salary (12 months of salary) or any other amounts remaining due to Mr. Geimer under the agreement, which as of July 31, 2005 would be $580,000. Additionally, in the event of a change in control, any unpaid amounts due under the initial term of the agreement for both base salary and deferred compensation would be payable plus five times the sum of the base salary and deferred compensation.

Compensation Pursuant to Plans

     Deferred Compensation Plan. In January 1996, we established a deferred compensation plan for our employees. Contributions to the plan are provided for under the employment agreement detailed above. For each of the fiscal years ended July 31, 2005 and 2004, we contributed $75,000 to the plan. The $75,000 contribution for the fiscal year ended July 31, 2005 was made on September 1, 2005.

     On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's Common Stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust, we will hold the shares in trust and carry the shares as held for employee benefit by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise.

The 1996 Stock Option Plans

     The Board of Directors of the Company has adopted an incentive stock option plan (the "Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock. The purpose of the Qualified Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company. The Qualified Plan provides for the granting to management and employees of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code").

     The Board of Directors of the Company has adopted a non-qualified stock option plan (the "Non-Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. The purpose of the Non-Qualified Plan is to provide certain key consultants, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company. These options are not incentive stock options within the meaning of Section 422 of the Code.

     The Qualified Plan and the Non-Qualified Plan (the "Stock Option Plans") are administered by a committee (the "Committee") appointed by the Board of Directors which determines the persons to be granted options under the Stock Option Plans and the number of shares subject to each option. No options granted under the Stock Option Plans are transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee. Any options granted to an employee terminate 90 days after his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options.

     The exercise price of all incentive stock options granted under the Qualified Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Qualified Plan. The exercise price may be paid in cash or (if the Qualified Plan shall meet the requirements of rules adopted under the Exchange Act) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

     The Stock Option Plans were approved by our shareholders at a special shareholders meeting held on November 8, 1996. At the annual meeting of shareholders held on December 12, 2002, shareholders approved the following amendments to the Qualified Plan and the Non-Qualified Plan: (i) the Committee was given the power to amend and alter the Qualified Plan and the Non-Qualified Plan so long as the amendments do not affect any outstanding options; (ii) provide that any shares cancelled, terminated, or expired pursuant to the Qualified Plan and the Non-Qualified Plan be made available for purposes of the Qualified Plan and the Non-Qualified Plan; (iii) provide that the cashless exercise provision of the Qualified Plan and the Non-Qualified Plan be in the sole discretion of the Committee; and (iv) extended the expiration date of the Qualified Plan and the Non-Qualified Plan until December 12, 2012.

     As of July 31, 2005, 477,500 options had been granted pursuant to the Qualified Plan with 2,500 of these options exercised and 222,500 available for grant and 250,000 options had been granted pursuant to the Non-Qualified Plan with 75,000 of these options exercised and 50,000 available for grant.

2004 Omnibus Stock Option Plan

     On December 14, 2004, the shareholders approved the Company's 2004 Omnibus Stock Option Plan (the "Omnibus Plan"). The Omnibus Plan authorizes the issuance of up to five hundred thousand (500,000) shares of the Company's Common Stock. The purpose of the Omnibus Plan is to promote the growth of the Company by permitting the Company to grant options ("Options") to purchase shares of its Common Stock, to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, consultants, technical advisors and directors of the Company with a more direct stake in the future of the Company and provide an additional incentive to contribute to the success of the Company.

     The Omnibus Plan is administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Omnibus Committee"). Pursuant to the terms of the Omnibus Plan, the Omnibus Committee may grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or nonqualified stock options, provided that incentive stock options may not be granted to independent contractors and consultants. The exercise price of all incentive stock options granted under the Omnibus Plan must be equal to the fair market value of such shares on the date of grant as determined by the Omnibus Committee, based on guidelines set forth in the Omnibus Plan. The exercise price of nonqualified stock options granted under the Omnibus Plan shall be not less than 50% of the fair market value of a share on the date of grant of such Option. The Omnibus Committee may grant on behalf of the Company, Options to purchase shares of the Company's Common Stock to any key employee, independent contractor, consultant, technical advisor or director.

     As of July 31, 2005, 320,000 options had been granted pursuant to the Omnibus Plan with none of these options exercised and 180,000 were available for grant.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, we established a deferred compensation plan for our employees. We may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 2005, the Board of Directors had authorized deferred compensation totaling $750,000 since fiscal year 1996 to Mr. Geimer of which $675,000 had been funded. The $75,000 representing the difference between the authorized deferred compensation and the funded deferred compensation was funded on September 1, 2005.

     There were no other transactions or series of transactions for the fiscal year ended July 31, 2005, nor are there any currently proposed transactions, or series of the same to which we are a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to us and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 2005, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met, except that (i) David Howson, President of the Company failed to timely file a Form 4 in March 2005 disclosing four transactions, which was filed on March 31, 2005, (ii) Charles E. Gerretson failed to timely file a Form 4 in February 2005 disclosing one transaction that was filed in October 2005, and (iii) DDx, Inc. failed to timely file a Form 4 in February 2005 disclosing one transaction, which was filed on February 22, 2005.

Involvement in Certain Legal Proceedings

     On July 12, 2001, without admitting or denying any liability, Thomas V. Geimer consented to the entry of a final judgment in the United States District Court for the District of Colorado, Civil Action No. 99-D-2203. The final judgment enjoined Mr. Geimer from future violations of Section 13 of the Exchange Act, and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder. In connection with the settlement, Mr. Geimer paid a civil penalty of $65,000. The costs of Mr. Geimer's defense plus the civil penalties were borne by the Company. There was no restatement of financial statements required for this settlement.

                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

     Thomas V. Geimer, 58, has been the Chairman of the Board of Directors and a director of Accelr8 since 1987. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of our business strategy, day-to-day operations, accounting and finance functions. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm. Mr. Geimer has been involved in certain legal proceedings relating to services performed for the Company. For detailed information concerning these legal proceedings, see "Involvement in Certain Legal Proceedings."

     Alexander Arnold III, 64, has served as a director of the Company since September 1992. For the past 25 years Mr. Arnold has served as a Managing Director of Trainer, Wortham & Co., Inc., a New York City-based investment counseling firm. Mr. Arnold received a Bachelor of Arts degree from Rollins College in 1964 and a Masters of Business Administration from Boston University in 1966.

     Charles E. Gerretson, 59, was appointed a director of the Company on July 19, 2003. For the past 28 years, Mr. Gerretson has served as the President of Gerretson Realty, Inc., a Denver Colorado based real estate firm, which Mr. Gerretson founded. Mr. Gerretson received a Bachelor of Science degree in Business Administration from the University of Minnesota in 1968. Mr. Gerretson was formerly a CPA with Arthur Andersen and Company and currently heads the Company's Audit Committee.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                     COMISKEY & COMPANY, P.C. AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     The Board of Directors has selected Comiskey & Company, P.C. as independent public accountants of the Company for the fiscal year ending July 31, 2006, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders.

Changes in Registrant's Certifying Accountant.

     On February 18, 2005, Accelr8 Technology Corporation (the "Company") dismissed Anton Collins Mitchell, LLP, as the Company's independent public accountants. The Company's audit committee recommended the dismissal of Anton Collins Mitchell, LLP.

     The reports by Anton Collins Mitchell, LLP on the Company's financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the preceding two fiscal years and through February 18, 2004, there no disagreements between the Company and Anton Collins Mitchell, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Anton Collins Mitchell, LLP's satisfaction, would have caused Anton Collins Mitchell, LLP to make reference to the subject matter of the disagreements in connection with Anton Collins Mitchell, LLP's reports on the Company's financial statements.

     During the preceding two fiscal years and through February 18, 2005, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(iv) of Regulation S-B.

     Pursuant to Item 304(a)(3) of Regulation S-B, on February 22, 2005, Anton Collins Mitchell, LLP furnished the Company a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Company in response to Item 304(a). A copy of the Anton Collins Mitchell, LLP letter was filed by the Company on Form 8-K on February 23, 2005.

     On February 18, 2005, the Company's audit committee named Comiskey & Company, P.C. ("Comiskey") as its new independent accountants. During the preceding two fiscal years and through February 18, 2005, the Company has not consulted with Comiskey regarding the matters described in, and required to be disclosed pursuant to Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B.

Fees Paid to the Independent Auditors

     The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended July 31, 2005 including the reviews of the unaudited interim financial statements of the Company's Form 10-QSBs was approximately $5,677. The aggregate fees billed by Anton Collins Mitchell LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal years ended July 31, 2005 and July 31, 2004, including the reviews of the unaudited interim financial statements of the Company's Form 10-QSBs was approximately $39,514 and $45,500, respectively.

Tax Fees

     The aggregate fees billed by Comiskey & Company, P.C. for professional services rendered for the tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2005 ("Tax Fees") was $0. The aggregate fees billed by Anton Collins Mitchell LLP for professional services rendered for the tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2005 and 2004 ("Tax Fees") were $0 and $0, respectively.

All other Fees

     Comiskey & Company, P.C. did not perform any professional services other than those set forth above for the fiscal years ended July 31, 2005 and 2004. Anton Collins Mitchell LLP did not perform any professional services other than those set forth above for the fiscal years ended July 31, 2005 and 2004.

Audit Committee Pre-Approval Policies

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

     None of the hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Comiskey & Company, P.C. as independent public accountants of the Company for the fiscal year ending July 31, 2006.

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholder Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 2005 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 7000 North Broadway, Building 3-307, Denver, CO 80221, Attention: Secretary, not later than July 21, 2006.

                                         By Order of the Board of Directors


                                         Thomas V. Geimer,
                                         Chairman of the Board

                         ACCELR8 TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 13, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated October 31, 2005, and hereby appoints Thomas V. Geimer and Henry F. Schlueter, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of each of the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Thomas V. Geimer

          FOR  /___/                   AGAINST  /___/            ABSTAIN  /___/

          A. Alexander Arnold III

          FOR  /___/                   AGAINST  /___/            ABSTAIN  /___/

          Charles E. Gerretson

          FOR  /___/                   AGAINST  /___/            ABSTAIN  /___/

     2. Ratification of the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2006.

          FOR  /___/                   AGAINST  /___/            ABSTAIN  /___/

     3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors and FOR the proposal to ratify the selection of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending July 31, 2006.

Dated:________________________, 2005
                                               _________________________________

                                               _________________________________







PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears on the label ATTACHED TO THIS PROXY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as it appears hereon. If a corporation, please sign in full corporate name by an authorized officer and affix corporate seal. If a partnership, please sign in full partnership name by authorized person. No Postage is required if returned in the enclosed envelope and mailed in the united states.

                                   APPENDIX A

                         ACCELR8 TECHNOLOGY CORPORATION

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Accelr8 Technology Corporation (the "Corporation") is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls over financial reporting; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial and accounting reporting process and internal control system.

o Review and appraise the performance, qualifications and independence of the Corporation's independent auditor.

o Provide an open avenue of communication among the independent auditor, financial and senior management and the Board.

     The Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate and assigned to it by the Board.

     The Committee's function is one of oversight only, it being understood that the Company's management is responsible for preparing the Company's financial statements and its independent auditor is responsible for auditing those financial statements. Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Colorado law which shall continue to be the legal standard for the conduct of the members of the Committee.

II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Committee shall be comprised of at least two members of the board, as determined by the Board. Subject to such exceptions as may pertain under applicable rules of the American Stock Exchange LLC (the "AMEX"). Each member of the Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the Securities and Exchange Commission (the "SEC") and the AMEX for audit committees, in each case as amended, modified or supplemented from time to time. All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected, and qualified. Unless a chairperson of the Committee (the "Chair") is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet from time to time as called by the Chair or as requested by the Corporation's independent auditor but at least once with respect to the financial statements for each of the Corporation's first three fiscal quarters and at least once with respect to the Corporation's annual financial statements. The Committee may ask members of management or others to attend meetings of the Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Committee shall meet at least annually with management and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or its Chair shall discuss with management and the independent auditor the Corporation's annual and quarterly financial statements consistent with Section IV below. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

IV.  RESPONSIBILITIES AND DUTIES

     The duties of the Committee shall include the following:

Documents/Reports Review
------------------------

o Review, prior to its filing or prior to its release, as the case may be, the Corporation's Annual and Quarterly Reports to be filed with the SEC on Forms 10-K, 10-KSB, l0-Q or l0-QSB and annual report to stockholders.

o Review such other reports or other financial information to be submitted to the SEC or the public as the Committee shall deem appropriate.

o In connection with the review of all such reports and, financial information, consult with the Corporation's management and independent auditor as to the completeness and accuracy of such reports and financial information and discuss any significant changes in the Corporation's selection or application of accounting principles, the items required by Statement of Auditing Standards 61 as in effect at that time in the ease of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

o Review with management and the independent auditor major issues regarding accounting principles, critical accounting policies and practices used and to be used in the preparation of the Corporation's financial statements, significant judgments made in management's preparation of the financial statements, financial statement presentations, major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies therein, the effects of alternative GAAP methods on the financial statements, off-balance sheet structures and the type and presentation of information to be included in financial statements and earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP information).

o Review disclosures made to the Committee by the Corporation's principal executive officer and principal financial officer during their certification process with respect to the Reports on Forms 10-K or 10-KSB, and l0-Q or l0-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

o Recommend to the Board of Directors whether the Corporation's financial statements for the year covered by such report should be included in the Corporation's Annual Report on Form 10-K or 10-KSB.

Independent Auditor
-------------------

o Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

o    Review the performance of the independent auditor.

o Have sole authority to appoint, discharge and replace the Corporation's independent auditor, which shall report directly and be ultimately accountable to the Board and the Committee.

o Receive the written statements from the independent auditor required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time and, on at least an annual basis, review and engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take appropriate action to oversee the independence of the auditor.

o Review the qualifications and performance of the lead partner and balance of the auditor's staff for the audit of the Corporation's financial statements.

o Discuss with the independent auditor at least annually (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditor, and (c) any steps taken by the independent auditor to deal with any such issues.

Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (including the terms of its engagement with respect thereto), explicitly and/or through policies and procedures adopted by the Committee; consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence; and approve all engagement letters between the Corporation and the independent auditor for both audit and permitted non-audit services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals required by this Section provided that the decisions of the member or members to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

o Discuss with the independent auditor the rotation of the audit partners, including, without limitation, the lead partner and concurring or reviewing partner) pursuant to Rule 20l(c)(6) of Regulation S-X promulgated by the SEC.

o Set hiring policies for employees or former employees of the independent auditor which shall, at a minimum, comply with Section 206 of the Sarbanes-Oxley Act of 2002.

o Present its conclusions with respect to the independent auditor to the full Board.

Financial Reporting Processes
-----------------------------

o Review with the independent auditor its opinion about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

o Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor or management.

o Review and discuss with management and the independent auditor and others involved in the preparation thereof, the internal control procedures to be developed by the Corporation in order to comply with Section 404 of the Sarbanes-Oxley Act of 2002.

Process Improvement
-------------------

o Following completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

o Review any significant disagreement between management and the independent auditor in connection with the preparation of any of the Corporation's financial statements.

o Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

o Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Legal Compliance
----------------

o Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

o Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Ethical Compliance
------------------

o Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Self-Review
-----------

o    Review the Committee's performance at least annually.

o Review and reassess the adequacy of this Charter periodically, but at least annually, and update this Charter as conditions dictate.

Certain Other Authorities
-------------------------

o Have the authority to engage independent counsel, accountants and other advisers, as it determines necessary to carry out its duties.

o Have the authority to provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for the payment of
     (1) compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate, in the Committee's discretion, in carrying out its duties.

Other Responsibilities
----------------------

o Perform any other activities consistent with this Charter, and the Corporation's Articles of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or appropriate.